                                                                          [LOGO]

                                                      ADVANTUS SERIES FUND, INC.

                                                    PROSPECTUS DATED MAY 1, 2000

                                   Mortgage Securities Portfolio
                                   Capital Appreciation Portfolio
                                   Real Estate Securities Portfolio

                                 As with all mutual funds, the
                                 Securities and Exchange Commission has
                                 not determined that the information in
                                 this prospectus is accurate or
                                 complete, nor has it approved the
                                 Fund's securities. It is a criminal
                                 offense to state otherwise.

ADVANTUS SERIES FUND, INC.

Advantus Series Fund, Inc. (Fund) is a Minnesota corporation with various investment portfolios that are each operated as mutual funds (the Portfolios). Three of these Portfolios are described in this prospectus:

    - Mortgage Securities Portfolio

    - Capital Appreciation Portfolio

    - Real Estate Securities Portfolio

The Fund has issued a separate series of its common stock for each Portfolio. This prospectus provides investors information about the available Portfolios that investors should know before investing.

TABLE OF CONTENTS

                                                                Page No.
SUMMARY ....................................................           1
       Mortgage Securities Portfolio .......................           2
          Portfolio Performance ............................           3
          Financial Highlights .............................           4
       Capital Appreciation Portfolio ......................           5
          Portfolio Performance ............................           6
          Financial Highlights .............................           7
       Real Estate Securities Portfolio ....................           8
          Portfolio Performance ............................           9
          Financial Highlights .............................          10
INVESTING IN THE FUND ......................................          11
       Managing the Portfolios .............................          11
       Advisory Fees .......................................          12
       Distribution Fees ...................................          12
       Voluntary Fee Absorption ............................          12
       Investment Objective, Policies and Practices ........          13
          Mortgage Securities Portfolio ....................          13
          Capital Appreciation Portfolio ...................          15
          Real Estate Securities Portfolio .................          15
          Investment Practices Common To The Portfolios ....          17
          Portfolio Turnover ...............................          17
       Defining Risks ......................................          17
BUYING AND SELLING SHARES ..................................          22
       Buying Shares .......................................          22
       Selling Shares ......................................          22
       Exchanging Shares ...................................          23
GENERAL INFORMATION ........................................          24
       Dividends and Capital Gains Distributions ...........          24
       Taxes ...............................................          24
       Mixed and Shared Funding ............................          24
       Service Providers ...................................          25
       Additional Information About the Fund ...............          26
       How to Obtain Additional Information ................          26

                                                          TABLE OF CONTENTS    i

                 (This page has been left blank intentionally.)

                                    SUMMARY

Advantus Series Fund, Inc. consists of various investment portfolios that are each open-end, diversified investment companies (I.E. mutual funds). The Portfolios offer investors a variety of investment objectives. Portfolio shares are not offered directly to the public. Portfolio shares are sold to life insurance companies and their separate accounts in connection with variable life insurance policies and variable annuity contracts. While the Fund is affiliated with Minnesota Life Insurance Company of Saint Paul, Minnesota ("Minnesota Life"), Portfolio shares are also sold and made available to unaffiliated insurance companies.

This section gives investors a brief summary of each available Portfolio's investment objective, policies and main risks, as well as performance and financial information. More detailed information about each Portfolio follows this summary. Keep in mind that an investment in each Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in a Portfolio. An investor should also note that if a Portfolio makes frequent changes in its investment portfolio securities, such changes may result in higher Portfolio costs and may adversely affect an investor's return.

                                                                    SUMMARY    1

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

The Portfolio invests at least 65% of its total assets in mortgage-related securities. The Portfolio invests a major portion of its assets in investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities. In selecting securities, the Portfolio's investment adviser considers factors such as prepayment risk, liquidity, credit quality and the type of loan and collateral underlying the security, as well as trends in economic conditions and interest rates.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - INTEREST RATE RISK - the risk that the value of a mortgage-backed security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Objective, Policies and Practices - Mortgage Securities Portfolio").

    - CREDIT RISK - the risk that an issuer of a mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due.

    - INCOME RISK - the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - CALL RISK - the risk that callable securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - PREPAYMENT RISK - the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Portfolio to reinvest the proceeds in other securities with generally lower interest rates.

    - EXTENSION RISK - the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-backed securities.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

2    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Mortgage Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'90   9.43%
'91  16.27%
'92   6.37%
'93   9.25%
'94  -3.37%
'95  18.01%
'96   5.26%
'97   9.14%
'98   6.57%
'99   1.99%

            Best Quarter:                (Q2'95)      5.90%

            Worst Quarter:               (Q1'94)     -3.78%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR PERIODS ENDING DECEMBER 31, 1999)
                                         1 Year  5 Years  10 Years

      Mortgage Securities Portfolio    %  1.99     8.06      7.73
      Lehman Brothers
       Mortgage-Backed Securities
       Index                              1.85     7.98      7.78

                                                                    SUMMARY    3

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

      FINANCIAL HIGHLIGHTS                                 MORTGAGE SECURITIES PORTFOLIO
                                                              Year ended December 31,
                                                 1999       1998       1997       1996       1995
      Net asset value, beginning of year   $       1.22       1.21      1.19       1.21       1.10
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                         .07        .08       .07        .08        .08
      Net gains (losses) on securities
       (both realized and unrealized)              (.05)        --       .03       (.02)       .11
      Total from investment operations              .02        .08       .10        .06        .19
      LESS DISTRIBUTIONS:
      Dividends from net investment
       income                                      (.07)      (.07)     (.08)      (.08)      (.08)
      Total distributions                          (.07)      (.07)     (.08)      (.08)      (.08)
      Net asset value, end of year         $       1.17       1.22      1.21       1.19       1.21

      Total return (a)                     %       1.99       6.57      9.14       5.26      18.01
      Net assets, end of year
       (in thousands)                      $    138,815    124,358    99,233     75,992     69,746
      Ratio of expenses to average daily
       net assets                          %        .57        .57       .59        .58        .58
      Ratio of net investment income to
       average daily net assets            %       6.88       6.76      7.08       6.94       7.09
      Portfolio turnover rate (excluding
       short-term securities)              %       79.4      116.7     106.4       70.0      133.7

  (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value.
       Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

4    SUMMARY

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.

The Portfolio primarily invests in various types of equity securities of small, mid and large capitalization companies. In selecting equity securities, the Portfolio invests in securities that the Portfolio's investment sub-adviser believes show possibilities for capital appreciation. The Portfolio's investment sub-adviser seeks sectors and companies that will outperform the overall market, and looks for themes or patterns associated with growth companies, such as significant fundamental changes, generation of a large free cash flow or company share-buyback programs.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - GROWTH STOCK RISK - the risk that if the assessment by the Portfolio's investment adviser of a company's prospective earnings growth or judgement of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser has placed on it.

    - SMALL COMPANY RISK - the risk that equity securities of small capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

                                                                    SUMMARY    5

PORTFOLIO PERFORMANCE

The following bar chart and table show Capital Appreciation Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one, five and ten year period compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'90  -2.05%
'91  41.79%
'92   5.04%
'93  10.44%
'94   2.25%
'95  22.78%
'96  17.61%
'97  28.26%
'98  30.83%
'99  21.51%

            Best Quarter:                (Q4'99)     29.80%

            Worst Quarter:               (Q3'90)    -19.20%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR PERIODS ENDING DECEMBER 31, 1999)
                                         1 Year  5 Years  10 Years

      Capital Appreciation Portfolio   % 21.51    24.11     17.11
      Russell 1000 Growth Index          33.14    32.42     20.32

6    SUMMARY

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

      FINANCIAL HIGHLIGHTS                                CAPITAL APPRECIATION PORTFOLIO
                                                              Year ended December 31,
                                                 1999       1998       1997       1996       1995
      Net asset value, beginning of year   $       3.54       2.85       2.47       2.16       1.81
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss                          (.01)        --         --         --         --
      Net gains on securities (both
       realized and unrealized)                     .64        .86        .62        .37        .40
      Total from investment operations              .63        .86        .62        .37        .40
      LESS DISTRIBUTIONS:
      Distributions from net realized
       gains                                       (.47)      (.17)      (.24)      (.06)      (.05)
      Total distributions                          (.47)      (.17)      (.24)      (.06)      (.05)
      Net asset value, end of year         $       3.70       3.54       2.85       2.47       2.16

      Total return (a)                     %      21.51      30.83      28.26      17.61      22.78
      Net assets, end of year
       (in thousands)                      $    457,449    392,800    294,665    214,468    163,520
      Ratio of expenses to average daily
       net assets                          %        .79        .78        .80        .85        .80
      Ratio of net investment (loss) to
       average daily net assets            %       (.24)      (.21)      (.12)      (.09)      (.15)
      Portfolio turnover rate (excluding
       short-term securities)              %      114.1       82.7       74.0       62.9       51.1

  (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value.
       Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares.

                                                                    SUMMARY    7

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in real estate and real estate-related securities. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. "Real estate-related securities" include securities issued by companies engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate mortgages or shares issued by other REITs. In selecting securities, the Portfolio's investment adviser considers factors such as a company's financial condition, financial performance, policies and strategies, real estate properties and competitive market condition.

An investment in the Portfolio may result in the loss of money, and may also be subject to various risks including the following types of main risk:

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets.

    - PORTFOLIO RISK - the risk that Portfolio performance may not meet or exceed that of the market as a whole.

    - REAL ESTATE RISK - the risk that the value of the Portfolio's investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.

    - REIT-RELATED RISK - the risk that the value of the Portfolio's equity securities issued by REITs will be adversely affected by changes in the value of the underlying property.

Please see "Investing in the Fund - Investment Objective, Policies and Practices" and "- Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Portfolio.

8    SUMMARY

PORTFOLIO PERFORMANCE

The following bar chart and table show Real Estate Securities Portfolio's annual returns and long-term performance. The chart shows how the Portfolio's performance has varied from year to year, and provides some indication of the risks in investing in the Portfolio. The table shows how the Portfolio's average annual return over a one year period and from the inception of the Portfolio compares to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions. The chart and table do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts which invest in the Portfolio. If such charges and expenses were included, the returns shown below would be lower. Like other mutual funds, the past performance of the Portfolio does not necessarily indicate how the Portfolio will perform in the future.

     YEAR TO YEAR TOTAL RETURN (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'99  -3.89%

            Best Quarter:                (Q2'99)     13.98%

            Worst Quarter:               (Q3'99)    -10.30%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR PERIODS ENDING DECEMBER 31, 1999)            From
                                              1 Year  Inception

      Real Estate Securities Portfolio
       (inception 5/1/98)                   % -3.89     -11.33
      Wilshire Associates Real Estate
       Securities Index                       -3.20     -10.59

                                                                    SUMMARY    9

FINANCIAL HIGHLIGHTS

The following table describes the Portfolio's performance for the fiscal periods indicated. "Total return" shows how much an investment in the Portfolio would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

      FINANCIAL HIGHLIGHTS                      REAL ESTATE SECURITIES PORTFOLIO
                                                                    Period from
                                                                     May 1,
                                                Year ended          1998(a) to
                                                December 31,        December 31,
                                                  1999                1998
      Net asset value, beginning of
       period                              $          .83                1.02
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                           .04                 .03
      Net losses on securities (both
       realized and unrealized)                      (.07)               (.19)
      Total from investment operations               (.03)               (.16)
      LESS DISTRIBUTIONS:
      Dividends from net investment
       income                                        (.03)               (.03)
      Tax return of capital                          (.01)                 --
      Total distributions                            (.04)               (.03)
      Net asset value, end of period       $          .76                 .83

      Total return (b)                     %        (3.89)             (14.90)
      Net assets, end of period
       (in thousands)                      $        5,826               5,322
      Ratio of expenses to average daily
       net assets (c)                      %          .90                 .90(d)
      Ratio of net investment income to
       average daily net assets (c)        %         4.58                5.54(d)
      Portfolio turnover rate (excluding
       short-term securities)              %        106.3                54.0

  (a) The inception of the Portfolio was May 1, 1998 when the shares of the Portfolio became effectively registered under the Securities Act of 1933.
  (b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value.
       Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund's shares. For periods less than one year, total return has not been annualized.
  (c) Minnesota Life voluntarily absorbed $63,511 and $31,736 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998. Had the Portfolio paid all fees and expenses, the ratio of expenses to average daily net assets would have been 2.05% and 1.90%, respectively, and the ratio of net investment income to average daily net assets would have been 3.43% and 4.54%, respectively.
  (d)  Adjusted to an annual basis.

10    SUMMARY

                             INVESTING IN THE FUND

MANAGING THE PORTFOLIOS

The Fund's investment adviser is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Portfolios and other Advantus Funds, and has managed investment portfolios for various private accounts. With more than $14.2 billion of assets under management, Advantus Capital manages the Fund's investments and provides all necessary office space, equipment and personnel for servicing the Fund's investments. Advantus Capital is a wholly-owned subsidiary of Minnesota Life, which was organized in 1880 and has assets on a consolidated basis of more than $16.4 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life serves as administrative services agent to the Fund.

The Fund and Advantus Capital have obtained an exemptive order from the SEC allowing it to use a "manager of managers" strategy related to management of the Fund. Under this strategy, Advantus Capital may select new Portfolio investment sub-advisers upon the approval of the Fund's Board of Directors and without shareholder approval. Advantus Capital may change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any investment sub-adviser changes. In any event, Fund shareholders may terminate investment sub-adviser arrangements upon a vote of the majority of the applicable outstanding Portfolio shares. Advantus Capital is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement and retains ultimate responsibility for the investment performance of each Portfolio employing a sub-adviser. Investors in the Fund (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life) are, in effect, electing to have Advantus Capital either manage the investment of a Portfolio's assets or select one or more sub-advisers to achieve that Portfolio's investment objective.

The investment sub-adviser of the Capital Appreciation Portfolio is Credit Suisse Asset Management, LLC (CSAM), 153 East 53rd Street, One Citicorp Center, New York, New York 10022. CSAM provides investment advice and generally conducts the investment management program for the Capital Appreciation Portfolio.

The following persons serve as the primary portfolio managers for the Portfolios described in this prospectus:

                            PORTFOLIO MANAGER       PRIMARY PORTFOLIO
      PORTFOLIO                 AND TITLE             MANAGER SINCE    BUSINESS EXPERIENCE DURING PAST FIVE YEARS
      Mortgage          Kent R. Weber               January 1, 1990    Vice President of Advantus Capital;
      Securities        Portfolio Manager                              Investment Officer of MIMLIC Management
      Capital           Susan L. Black              May 1, 2000        Managing Director, Senior Investment
      Appreciation      Co-Portfolio Manager                           Manager, CSAM, from July, 1999; prior to
                                                                       that time Portfolio Manager, Warburg
                                                                       Pincus Asset Management, Inc.
                        Jeffrey T. Rose, CFA        December 31, 2000  Director, CSAM from September, 2000; prior
                        Co-Portfolio Manager                           to that time Managing Director and
                                                                       Portfolio Manager, Prudential Investments
      Real Estate       Joseph R. Betlej            May 1, 1998        Vice President of Advantus Capital; Vice
      Securities        Portfolio Manager                              President of MIMLIC Management since
                                                                       September 1996; prior to that time,
                                                                       Investment Officer, MIMLIC Management

                                                     INVESTING IN THE FUND    11

ADVISORY FEES

The Fund pays Advantus Capital monthly fees calculated on an annual basis for each Portfolio. Advantus Capital uses a portion of the applicable fees to pay sub-advisers. The annual advisory fees paid to Advantus Capital for each of the Portfolios described in this prospectus is as follows:

                                                                         ADVISORY FEE
                                                                  (AS A PERCENTAGE OF AVERAGE
      PORTFOLIO                                                        DAILY NET ASSETS)
      Mortgage Securities Portfolio                         0.30% of assets to $1 billion; and
                                                            0.25% of assets exceeding $1 billion
      Capital Appreciation Portfolio                        0.50% of assets to $1 billion; and
                                                            0.45% of assets exceeding $1 billion(1)
      Real Estate Securities Portfolio                      0.60% of assets to $1 billion; and
                                                            0.55% of assets exceeding $1 billion

 (1) Advantus Capital uses a portion of these fees to pay CSAM an annual sub-advisers fee equal to 0.50% of total assets between $0 and $500 million; 0.45% of total assets between $500 million and $1 billion; 0.35% of total assets between $1 billion and $2 billion; and 0.30% of total assets exceeding $2 billion.

DISTRIBUTION FEES

The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios described in this Prospectus. Each Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolio's share price. The fees are paid to Ascend Financial Services, Inc. (Ascend Financial) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Ascend Financial may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

VOLUNTARY FEE ABSORPTION

Prior to May 1, 2000, Minnesota Life had voluntarily agreed to absorb all fees and expenses that exceed .65% of average daily net assets for the Mortgage Securities Portfolio, and .90% of average daily net assets for the Capital Appreciation Portfolio and Real Estate Securities Portfolio. Effective May 1, 2000, Advantus Capital has voluntarily agreed to absorb all fees and expenses that exceed, for each of these Portfolios, the percentage of average daily net assets set forth above. Advantus Capital has not agreed to absorb expenses over a specified period of time and it may cease its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

12    INVESTING IN THE FUND

INVESTMENT OBJECTIVE,
POLICIES AND PRACTICES

MORTGAGE SECURITIES PORTFOLIO

Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in mortgage-related securities. The Portfolio invests a major portion of its assets in high and investment-grade securities representing interests in pools of mortgage loans. In addition, the Portfolio may invest in a variety of other mortgage-related securities including collateralized mortgage obligations
(CMOs) and stripped mortgage-backed securities.

In selecting mortgage-related securities, Advantus Capital considers a variety of factors, including prepayment risk, credit quality, liquidity, the collateral securing the underlying loan (I.E., residential versus commercial real estate) and the type of underlying mortgage loan (I.E., a 30-year fully-amortized loan versus a 15-year fully-amortized loan). Advantus Capital also considers current and expected trends in economic conditions, interest rates and the mortgage market, and selects securities which, in its judgment, are likely to perform well in those circumstances.

Interests in pools of mortgage loans provide the security holder the right to receive out of the underlying mortgage loans periodic interest payments at a fixed rate and a full principal payment at a designated maturity or call date. Scheduled principal, interest and other payments on the underlying mortgage loans received by the sponsoring or guarantor entity are then distributed or "passed through" to security holders net of any service fees retained by the sponsor or guarantor. Additional payments passed through to security holders could arise from the prepayment of principal resulting from the sale of residential property, the refinancing of underlying mortgages, or the foreclosure of residential property. In "pass through" mortgage loan pools, payments to security holders will depend on whether mortgagors make payments to the pooling entity on the underlying mortgage loans. To avoid this non-payment risk, the Portfolio may also invest in "modified pass through" mortgage loan pools which provide that the security holder will receive interest and principal payments regardless of whether mortgagors make payments on the underlying mortgage loans.

The Portfolio may invest in government or government-related mortgage loan pools or private mortgage loan pools. In government or government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal governmental guarantors of mortgage-related securities are the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). FNMA and FHLMC generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain pre-approved institutions (I.E., savings and loan institutions, commercial banks and mortgage bankers).

The Portfolio may also invest in private mortgage loan pools sponsored by commercial banks, insurance companies, mortgage bankers and other private financial institutions. Mortgage pools created by these non-governmental entities offer a higher rate of interest than government or government related securities. Unlike government agency sponsored mortgage loan pools, payment of interest and payment to investors is not guaranteed.

The Portfolio may also invest a major portion of its assets in CMOs and stripped mortgage-backed securities. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs

                                                     INVESTING IN THE FUND    13
allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.

Stripped mortgage-backed securities also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the security holder to receive the interest portion of cash payments, while the principal component only allows the security holder to receive the principal portion of cash payments.

As a rule of thumb, a portfolio of fixed income securities (including mortgage-related securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio's duration of its portfolio of mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of mortgage-related securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Portfolio expects that under normal circumstances the effective duration of its investment portfolio will range from one to seven years.

In addition, the Portfolio may invest lesser portions of its assets in non-investment grade mortgage-related securities, securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, certificates of deposits, bankers' acceptances, investment-grade commercial paper, convertible and non-convertible investment-grade and non-investment grade corporate debt securities, securities of other mutual funds, restricted and illiquid securities, direct mortgage investments, interest rate and other bond futures contracts, asset-backed and stripped asset-backed securities, repurchase agreement transactions, when-issued or forward commitment transactions and mortgage dollar rolls. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Call Risk
    - Concentration Risk
    - Credit Risk
    - Extension Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Market Risk
    - Portfolio Risk
    - Prepayment Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

14    INVESTING IN THE FUND

CAPITAL APPRECIATION PORTFOLIO

Capital Appreciation Portfolio seeks growth of capital.

The Portfolio primarily invests in various types of equity securities of small, mid and large capitalization companies. Under normal circumstances, the Portfolio will primarily invest in common stock, preferred stock or securities convertible into equity securities of small, mid and large capitalization companies. As of December 31, 1999, the average weighted market capitalization of the Portfolio's investments was $124.393 billion.

In selecting equity securities, the Portfolio invests in securities that CSAM, the Portfolio's investment sub-adviser, believes show possibilities for capital appreciation. In assessing capital appreciation potential, CSAM seeks to identify growth opportunities for the Portfolio. CSAM looks for sectors and companies that it believes will outperform the overall market, and also looks for themes and patterns that are generally associated with growth companies, such as:

    - Significant fundamental changes, including changes in senior management

    - Generation of a large free cash flow

    - Proprietary products and services

    - Company share-buyback programs

The Portfolio selects growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

In addition, the Portfolio may invest lesser portions of its assets in restricted and illiquid securities, investment-grade corporate debt securities, foreign securities, American Depositary Receipts, European Depositary Receipts, warrants, index depositary receipts, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), repurchase agreement transactions, securities of other mutual funds and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Euro Conversion Risk
    - Foreign Securities Risk
    - Growth Stock Risk
    - Inflation Risk
    - Large Company Risk
    - Market Risk
    - Mid Size Company Risk
    - Portfolio Risk
    - Sector Risk
    - Securities Lending Risk
    - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below. Additional risk information is provided in the Statement of Additional Information.

REAL ESTATE SECURITIES PORTFOLIO

Real Estate Securities Portfolio seeks above average income and long-term growth of capital.

Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in real estate and real estate-related securities. The Portfolio will primarily invest in real estate and real estate-related equity

                                                     INVESTING IN THE FUND    15
securities (including securities convertible into equity securities). The Portfolio does not invest directly in real estate. "Real estate securities" include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include real estate investment trusts (REITs), real estate brokers and developers and real estate holding companies.

The Portfolio may invest in securities of small, mid and large capitalization companies. Advantus Capital assesses an investment's potential for sustainable earnings growth over time. In selecting securities, Advantus Capital considers factors such as a company's financial condition, financial performance, quality of management, policies and strategies, real estate properties and comparative market position.

"Real estate-related securities" include securities issued by companies engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.

Most of the Portfolio's real estate securities portfolio will consist of securities issued by REITs that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs. REITs may be characterized as equity REITs (I.E., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (I.E., REITs that primarily invest in mortgages on real estate) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. The Portfolio mostly invests in equity REITs but also invests lesser portions of its assets in mortgage REITs and hybrid REITs. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax.

In addition, the Portfolio may invest lesser portions of its assets in securities issued by companies outside of the real estate industry. The Portfolio may also invest in non-real estate related equity securities, warrants, convertible debt securities, investment-grade fixed income securities, securities of other mutual funds, repurchase agreement transactions, restricted and illiquid securities, stock index futures contracts, options (the Portfolio may purchase, sell and write put and call options), American Depository Receipts, securities purchased on a when issued or forward commitment basis and money market securities. To generate additional income, the Portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

RISKS. An investment in the Portfolio is subject to the following risks:

    - Company Risk
    - Concentration Risk
    - Credit Risk
    - Extension Risk
    - Income Risk
    - Inflation Risk
    - Interest Rate Risk
    - Limited Portfolio Risk
    - Market Risk
    - Portfolio Risk
    - Prepayment Risk
    - Real Estate Risk
    - REIT-Related Risk
    - Sector Risk
    - Securities Lending Risk
    - Short-Term Trading Risk
    - Small Company Risk

A detailed description of these risks is set forth in "- Defining Risks" below.

16    INVESTING IN THE FUND

INVESTMENT PRACTICES COMMON TO THE PORTFOLIOS

In an attempt to respond to adverse market, economic, political or other conditions, each of the Portfolios may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, a Portfolio may not always achieve its investment objective.

PORTFOLIO TURNOVER

Before investing in a Portfolio, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Portfolio's future returns. In general, the greater the volume of buying and selling by the Portfolio, the greater the impact that brokerage commissions and other transaction costs will have on its return.

The Portfolios, while they generally do not invest or trade for short-term profits, are actively managed and the Portfolio managers may trade securities frequently. As a result, each Portfolio may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Portfolio's higher turnover rate may include general market volatility, significant positive or negative developments concerning particular securities holdings, an attempt to maintain the Portfolio's market capitalization target and the need to sell holdings to meet redemption requests. While higher turnover rates may result in increased transaction costs, the managers of the Portfolios attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured.

DEFINING RISKS

Investment in each Portfolio involves risks. A Portfolio's yield and price are not guaranteed, and the value of an investment in a Portfolio will go up or down. The value of an investment in a particular Portfolio may be affected by the risks of investing in that Portfolio as identified for each Portfolio in "- Investment Objective, Policies and Practices" above. The following glossary describes those identified risks associated with investing in the Portfolios.

    - CALL RISK - is the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Portfolio would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio's income.

    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

    - CONCENTRATION RISK - is the risk that the Portfolio's performance may be more susceptible to a single economic, regulatory or technological occurrence than more diversified investment portfolios. The Portfolio may be subject to concentration risk if the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (the Money Market Portfolio may not in any event invest more than 5% of its total assets in the securities of a single

                                                     INVESTING IN THE FUND    17
      issuer). As a non-diversified investment company, Global Bond Portfolio may particularly be subject to concentration risk since the Portfolio may invest more than 5% of its total assets in the securities of a single issuer with respect to 100% of its total investment portfolio.

    - CREDIT RISK - is the risk that an issuer of a debt security, mortgage-backed security or fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Portfolio. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. The Portfolio may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Portfolio purchases unrated securities and obligations, it will depend on its investment adviser's or sub-adviser's analysis of credit risk more heavily than usual.

    - EURO CONVERSION RISK - is the risk that the value of foreign securities of companies located in European Monetary Union (EMU) countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Portfolio. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Portfolio holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities.

    - FOREIGN SECURITIES RISK - is the risk that the value of foreign companies or foreign government securities held by the Portfolio may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

      POLITICAL AND ECONOMIC RISKS. Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

      FOREIGN TAX RISK. The Portfolio's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Portfolio may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

      FOREIGN INVESTMENT RESTRICTION RISK. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

18    INVESTING IN THE FUND

      FOREIGN SECURITIES MARKET RISK. Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

      INFORMATION AND REMEDIES RISK. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers. In addition, the Portfolio may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with domestic companies in domestic courts.

    - GROWTH STOCK RISK - is the risk that if the assessment by the Portfolio's investment adviser or sub-adviser of a company's prospective earnings growth or judgment of how other investors assess the company's earnings growth is wrong, then the value of the company's securities may decrease or not approach the value that the Portfolio's investment adviser or sub-adviser has placed on it.

    - INCOME RISK - is the risk that the Portfolio may experience a decline in its income due to falling interest rates.

    - INFLATION RISK - is the risk that inflation will erode the purchasing power of the value of securities held by the Portfolio or the value of the Portfolio's dividends. Fixed-rate debt securities may be more susceptible to this risk than floating-rate debt securities or equity securities, whose value and dividends may increase in the future.

    - INTEREST RATE RISK - is the risk that the value of a debt security, mortgage-backed security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes.

    - LARGE COMPANY RISK - is the risk that a portfolio of large capitalization company securities may underperform the market as a whole.

    - LIMITED PORTFOLIO RISK - is the risk that an investment in the Portfolio may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers. The Portfolio is subject to limited portfolio risk because the Portfolio may invest in a smaller number of individual issuers than other portfolios.

    - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for

                                                     INVESTING IN THE FUND    19
      it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Portfolio's investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.

    - MID SIZE COMPANY RISK - is the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

    - PORTFOLIO RISK - is the risk that Portfolio performance may not meet or exceed that of the market as a whole. The performance of the Portfolio will depend on the Portfolio's investment adviser's or sub-adviser's judgment of economic and market policies, trends in investment yields and monetary policy.

    - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Portfolio must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Portfolio. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

    - REAL ESTATE RISK - is the risk that the value of the Portfolio's investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

    - REIT-RELATED RISK - is the risk that the value of the Portfolio's equity REIT securities will be adversely affected by changes in the value of the underlying property. In addition, the value of equity or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940.

    - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

    - SECURITIES LENDING RISK - is the risk that the Portfolio may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Portfolio enters into loan arrangements only with institutions that the Portfolio's investment adviser or sub-adviser has determined are creditworthy.

    - SHORT-TERM TRADING RISK - is the risk that a Portfolio may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the

20    INVESTING IN THE FUND

      Portfolio's transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio's market capitalization target, and the need to sell a security to meet redemption activity.

    - SMALL AND MICRO-CAP COMPANY RISK - is the risk that equity securities of small and micro-cap capitalization companies are subject to greater price volatility due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of micro-cap and small capitalization companies at the desired time and place.

    - STABLE PRICE RISK - is the risk that the Money Market Portfolio will not be able to maintain a stable share price of $1.00. There may be situations where the Portfolio's share price could fall below $1.00, which would reduce the value of an investor's account.

                                                     INVESTING IN THE FUND    21

                           BUYING AND SELLING SHARES

BUYING SHARES

Portfolio shares are not offered directly to the public. Portfolio shares are sold to life insurance companies and their separate accounts in connection with variable life insurance policies and variable annuity contracts. While the Fund is affiliated with Minnesota Life, Portfolio shares are also sold and made available to unaffiliated insurance companies. Ascend Financial serves as the underwriter of the Fund's shares. It is possible that the Fund may offer Portfolio shares to certain qualified pension plans in the future.

Eligible investors may purchase Portfolio shares on any day the New York Stock Exchange (NYSE) is open for business. The price for Portfolio shares is equal to the Portfolio's net asset value (NAV). NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). NAV is not calculated on (a) days in which changes in a Portfolio's investment portfolio do not materially change the Portfolio's NAV, (b) days on which no Portfolio shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading. The price for shares of Money Market Portfolio will normally be $1.00. However, there is no assurance that Money Market Portfolio will maintain the $1.00 NAV.

NAV for one Portfolio share is equal to the Portfolio's total investments less any liabilities divided by the number of Portfolio shares. To determine NAV, a Portfolio (other than Money Market Portfolio) generally values its investments based on market quotations. If market quotations are not available for certain Portfolio investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's Board of Directors. Debt securities may be valued based on calculations furnished to the Portfolio by a pricing service or by brokers who make a market in such securities. A Portfolio may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Portfolio typically does not calculate NAV. As a result, the NAV of such Portfolio shares may change on days when an investor will not be able to purchase or sell Portfolio shares. Securities in Money Market Portfolio's investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than looking at actual changes in the market value of the instrument.

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Fund. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.

SELLING SHARES

Portfolio shares will be sold at the NAV next calculated after a sale order is received by the Fund. The amount an investor receives may be more or less than the original purchase price for the applicable shares.

22    BUYING AND SELLING SHARES

EXCHANGING SHARES

Owners of the variable life insurance policies and variable annuity contracts who invest in the Fund may exchange shares of a Portfolio for shares of other Portfolios as described below and subject to the terms and any specific limitations on the exchange or "transfer" privilege, described in the accompanying prospectus for those policies or contracts. An exchange will be made on the basis of the Portfolios' relative net asset values.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund's Portfolios are not designed for market timers, or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market timers. A variable annuity contract or variable life insurance policy owner will be considered to be a market timer if that owner has: (i) requested an exchange out of a Portfolio within two weeks of an earlier exchange request, or (ii) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of the Portfolio, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Policies or contracts under common control or ownership are combined for the purpose of determining these limitations. The Fund reserves the right to change the terms of or impose other limitations on the exchange privilege.

                                                 BUYING AND SELLING SHARES    23

                              GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Portfolio pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Dividends and net capital gains distributions are generally paid once a year. Dividends for Money Market Portfolio are declared daily and paid on the last business day of the month. Distributions will be reinvested in additional Portfolio shares. Distributions of these additional shares are made at the NAV of the payment date.

TAXES

Each Portfolio is treated as a separate entity for federal income tax purposes. Since life insurance company separate accounts are the sole shareholders of the Fund, no discussion regarding the tax consequences to Fund investors is included in this prospectus. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies, please see the accompanying prospectus for those contracts.

MIXED AND SHARED FUNDING

The Fund serves as the underlying investment medium for amounts invested in variable life insurance policies and variable annuity contracts through the separate accounts of a number of different insurance companies. It is possible that there may be circumstances where it is disadvantageous for the owners of variable life insurance policies and variable annuity contracts to invest in the Fund and its several Portfolios at the same time. Neither the Fund nor the insurance companies currently foresee any disadvantage, but if the Fund determines it is disadvantageous for variable life insurance policies and variable annuity contracts or for policy owners and contract owners of different insurance companies to invest in the Fund at the same time, due to a material conflict of interest between such policy owners and contract owners or for any other reason, the Fund's Board of Directors will notify the insurance companies of such conflict of interest or other applicable event.

24    GENERAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

INVESTMENT SUB-ADVISERS

CAPITAL APPRECIATION PORTFOLIO

Credit Suisse Asset Management, LLC
153 East 53rd Street
One Citicorp Center
New York, New York 10022
(212) 832-2626

ADMINISTRATIVE SERVICES AGENT

Minnesota Life Insurance Company
(800) 995-3850

UNDERWRITER

Ascend Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833

CUSTODIANS

Norwest Bank Minnesota, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

    Capital Appreciation and Real Estate Securities Portfolios

Bankers Trust Company
280 Park Avenue
New York, New York 10017

    Mortgage Securities Portfolio

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

                                                       GENERAL INFORMATION    25

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list holdings for each Portfolio, and discuss recent market conditions, economic trends and investment strategies that affected the Portfolios during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund and the Portfolios. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION

The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call 1-800-995-3850

By Mail - Write to Minnesota Life Insurance Company, 400 Robert Street North,
          St. Paul, Minnesota 55101-2098

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090 or 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4279

                                     [LOGO]

-C-2000 Minnesota Life Insurance Company. All rights reserved.

26    GENERAL INFORMATION